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                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                        VAN KAMPEN SMALL CAP VALUE FUND
                         SUPPLEMENT DATED MARCH 1, 2006
                                     TO THE
               CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND
                          CLASS I SHARES PROSPECTUSES
                              DATED JULY 29, 2005,
       AS PREVIOUSLY SUPPLEMENTED ON JULY 29, 2005 AND SEPTEMBER 23, 2005

     The section of the Prospectuses entitled "PURCHASE OF SHARES" is supplemented with the following:

     Effective March 10, 2006, Van Kampen Small Cap Value Fund will reopen the sale of its shares to new investors. All requirements and conditions for a purchase of shares as described in the Fund's Prospectuses apply to orders received in this reopening of the Fund, including the right to reject or limit any purchase or to suspend the sale of the Fund's shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    SCVSPT  3/06
                                                                     65202SPT-03